UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
 LKQ Corporation

(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 6, 2019.

Meeting Information
LKQ CORPORATION	Meeting Type: Annual Meeting
For holders as of: March 8, 2019
Date: May 6, 2019 Time: 1:30 PM CDT
Location: 500 West Madison Street
Third Floor Conference Center -- Washington Room
Chicago, IL 60661

You are receiving this communication because you hold shares in the company named above.
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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xxxx xxxx xxxx
—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance, and instructions on how to obtain directions to the meeting. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	The Board of Directors recommends you vote FOR proposals 2 and 3.
	Nominees:
	1a. A. Clinton Allen
	1b. Meg A. Divitto	2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.
	1c. Robert M. Hanser
	1d. Joseph M. Holsten
	1e. Blythe J. McGarvie	3.	Approval, on an advisory basis, of the compensation of our named executive officers.
	1f. John W. Mendel
	1g. Jody G. Miller
	1h. John F. O'Brien
	1i. Guhan Subramanian
	1j. William M. Webster, IV
	1k. Dominick Zarcone

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